Restructuring Charges and Asset Impairments	12 Months Ended
Dec. 31, 2020
Restructuring and Related Activities [Abstract]
Restructuring Charges and Asset Impairments	Restructuring Charges and Asset Impairments
During 2020, our management initiated and approved a broad restructuring plan in response to the dislocation of the global energy market resulting from the decline in oil prices and the COVID-19 pandemic. As part of the plan, management approved strategic business restructuring activities and decided to discontinue pursuing certain projects, principally lump-sum EPC and commoditized construction services. The restructuring plan is designed to refine our market focus, optimize costs, and improve operational efficiencies.

Total restructuring charges and asset impairments of approximately $214 million were recognized in “Restructuring charges and asset impairments” in our consolidated statements of operations, with restructuring charges comprised in part of severance and lease abandonment costs. Provided in the table below are the details of the restructuring charges and asset impairments as of December 31, 2020.

Dollars in millions	Severance	Lease Abandonment	Other	Total Restructuring Charges	Asset Impairments	Total Restructuring Charges & Asset Impairments
Government Solutions	$2	$—	$—	$2	$2	$4
Sustainable Technology Solutions	29	4	6	39	47	86
Other	1	54	20	75	49	124
Total	$32	$58	$26	$116	$98	$214

Restructuring Charges

The restructuring activities relate to rationalization of real estate and overhead primarily in our STS and Other segments. Other segments are mainly attributable to corporate and other overhead expenses. Severance charges represent paid benefits that are owed in accordance with Company policy. Real estate lease abandonments were primarily associated with office facilities located in the U.S. and U.K and represent accrued estimated non-lease components and other operating expense associated with the fully abandoned office space. In estimating the fair value of the lease-related restructuring charges, we utilized a discounted cash flow model with Level 3 inputs, in which past history was used to estimate future operating costs, office space utilization, and inflation over the remaining non-cancellable term of the agreement.

Other charges were primarily associated with certain long-term engineering software agreements of approximately $19 million. The software-related restructuring charge represents the fair value of the future costs to be incurred under these agreements without economic benefit to our operations. Our estimate of the fair value of the software restructuring charge was based on a discounted cash flow model with Level 3 inputs including discount rates based on our incremental borrowing rate, management assumptions regarding the committed costs for the excess software capacity and the remaining non-cancellable term of the agreements. The remaining other restructuring charges were primarily associated with future losses expected to be incurred on a joint venture project in Latin America in our STS business segment.

The restructuring liability at December 31, 2020 was $91 million, of which $32 million is included in "Other current liabilities" and $59 million is included in "Other liabilities." A reconciliation of the beginning and ending restructuring liability balances is provided in the following table.

Dollars in millions	Severance	Lease Abandonment	Other	Total
Balance as of January 1, 2020	$—	$—	$—	$—
Restructuring charges accrued during the period	32	58	26	116
Lease restructuring charges related to operating lease liabilities	—	(4)	—	(4)
Cash payments / settlements during the period	(16)	(2)	(3)	(21)
Currency translation and other adjustments	(1)	—	1	—
Balance at December 31, 2020	$15	$52	$24	$91

Certain judgments and estimates are made regarding the amount and timing of restructuring charges. The estimated liability could change subsequent to its recognition, requiring adjustments to the expense and liability recorded. On a quarterly basis, the Company conducts an evaluation of the related liabilities and expenses and revises its assumptions and estimates as appropriate as new or updated information becomes available. Additional restructuring activities could be identified and approved as part of the plan. We expect the restructuring activities will be substantially completed in 2021. Software and lease related restructuring obligations will extinguish in 2023 and 2030, respectively.

Asset Impairments

    As a result of the significant adverse economic and market conditions associated with the dislocation of the global energy market and COVID-19 pandemic and the resulting restructuring plans initiated, we performed interim impairment tests of our long-lived assets including goodwill, intangible assets and equity investments as well as leased right-of-use and related assets. See Note 9 "Goodwill, Goodwill Impairment, and Intangible Assets" for further discussion of goodwill impairment recognized in the first and second quarters of 2020.
Leased office facilities and related assets. Management's restructuring plan included the rationalization of certain leased real estate primarily in the U.S. and U.K. As a result, we began evaluating excess office space apart from office space we will continue to utilize. We made decisions to market certain excess office space for sublease and the remaining excess office space was abandoned along with any related leasehold improvements, furniture and fixtures. The abandoned leased facilities and related assets will not provide any substantial future economic benefit and were impaired accordingly. We recognized lease right-of-use asset impairments of approximately $47 million and impairments of leasehold improvements, furniture and fixtures of approximately $14 million as a result of decisions to abandon excess office space. In determining these impairments, we utilized a discounted cash flow model with Level 3 inputs including discount rates based on our incremental borrowing rate, management assumptions based on sublease recoveries that were significantly below our cash outflows due to the prevailing sublease market rates, long lease-up periods due to the abundance of available office space due to work from home trends, and operating costs that consisted of utilities, maintenance and pass through property taxes.

Trade name intangibles. We recognized an impairment loss on indefinite-lived intangible assets of approximately $11 million associated with certain trade names acquired through previous business combinations. In connection with the energy market decline, management assessed the fair value of trade names utilized by certain operations within the STS business segment, concluded that they were substantially impaired and decided to cease use of those trade names. The trade names will provide no benefit to future periods and the carrying values of these intangibles were impaired and written off accordingly.

Equity method investments. We evaluated significant investments and recognized total impairment charges of approximately $24 million for the year ended December 31, 2020, of which $13 million related to equity method investment comprised of 15% interest in a Middle East joined venture project in our STS business segment that was impaired and that impairment was other than temporary. The fair value of this investment was determined using a blended income-based and market-based approach utilizing Level 2 fair value inputs including significant management assumptions such as projected commodity prices, operating margins, cash flows and weighted average cost of capital. See Note 22 “Fair Value of Financial Instruments and Risk Management” for definition of three levels of inputs used in measuring fair value. We recognized additional impairments totaling approximately $6 million related to several equity method investments associated with management's decision to discontinue pursuing certain projects and we recognized an impairment of $2 million on the joint venture in Latin America related to the write-off of a shareholder loan to the joint venture in our STS business segment.
The restructuring charges and impairment assessments based on fair value determinations described above incorporate inherent uncertainties, some of which are difficult to predict in volatile economic environments and could result in impairment charges in future periods if actual results materially differ from the estimated assumptions utilized in our forecasts.